Other non-current assets (Details) - MXN ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Other non-current assets.
Advances for purchase of property, plant and equipment	$ 367,023	$ 472,828	$ 495,015
Investments in life insurance (note 3 (l))	74,148	71,431	65,545
Security deposits	24,511	23,476	21,545
Other long-term receivable	211,278	193,689	173,488
Intangible assets in process	1,616	2,996	2,841
Other	56,128	54,502	51,614
Total non-current assets	$ 734,704	$ 818,922	$ 810,048